Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlas Minerals Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H.R.
(Roy) Shipes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /s/ H.R. (Roy) Shipes
          ------------------------
          H.R. (Roy) Shipes
          Chief Executive Officer
          May 7, 2003



A signed original of this written statement required by Section 906 has been provided to Atlas Minerals Inc. and will be retained by Atlas Minerals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.